INCORPORATED UNDER THE                                              COMMON STOCK
LAWS OF THE STATE OF TEXAS                                        PAR VALUE $.01


     NUMBER                                                               SHARES

C

THIS CERTIFICATE IS TRANSFERABLE IN                            CUSIP 239423 10 6
CHICAGO, IL. OR NEW YORK, NY.
                                                         SEE REVERSE FOR CERTAIN
                                                            TERMS AND CONDITIONS

                        DAWSON PRODUCTION SERVICES, INC.

THIS CERTIFIES THAT

is the owner of

             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK of

Dawson Production Services, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation of the Corporation and any amendment thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereby assents. This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.

        In Witness Whereof, the Corporation has caused this Certificate to be signed by facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.

Dated

                                    COUNTERSIGNED AND REGISTERED:
                                          HARRIS TRUST AND SAVINGS BANK
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                    BY

SECRETARY                              PRESIDENT            AUTHORIZED SIGNATURE

        A STATEMENT DENYING PREEMPTIVE RIGHTS OF SHAREHOLDERS IS SET FORTH IN THE ARTICLES OF INCORPORATION, AS AMENDED, ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

        THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE PREFERRED SHARES IN SERIES. A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY THE CORPORATION, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF EACH SERIES OF PREFERRED SHARES TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF ANY SERIES OF PREFERRED SHARES IS SET FORTH IN THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT-__________ Custodian____________
     TEN ENT -- as tenants by the entireties                         (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                     under Uniform Gifts to Minors
                in common                                           Act__________________________
                                                                                (State)

    Additional abbreviations may also be sued though not in the above list.

      For Value Received,_______________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do(es) hereby irrevocably consitute and appoint ______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________

             NOTICE:

THE SIGNATURE(S) TO THIS            X___________________________________________
ASSIGNMENT MUST CORRES-                             (SIGNATURE)
POND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF            X___________________________________________
THE CERTIFICATE IN EVERY                            (SIGNATURE)
PARTICULAR WITHOUT ALTER-
ATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.
--------------------------------------------------------------------------------
SIGNATURE(S) GUARANTEED BY:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Dawson Production Services, Inc. (the "Corporation") and Harris Trust Company of New York as Rights Agent therein named, dated as of September 11, 1997, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation shall mail to the registered holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights may be redeemed. Rights issued to, or held by, an Acquiring Person or any Affiliate or Associate thereof (as defined in the Rights Agreement) whether currently held by or on behalf of such person or by any subsequent holder may become null and void.